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                                                                  EXHIBIT 23.1



                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 30, 1998, except as to
Note 12 which is as of February 27, 1998, which appears on page 31 of the Site Technologies, Inc. Annual Report on Form 10-KSB for the year ended December 31, 1997.


/s/ Price Waterhouse LLP
------------------------
PRICE WATERHOUSE LLP


San Jose, California
March 27, 1998